COVID-19	12 Months Ended
Dec. 31, 2022
Covid Ninteen Abstract
COVID-19

NOTE 3 - COVID-19

In March 2020, the World Health Organization declared the outbreak of COVID-19 to be a pandemic. The COVID-19 pandemic is having widespread, rapidly evolving, and unpredictable impacts on global society, economies, financial markets, and business practices. During 2021, there has been a wide distribution of several vaccinations and medicines to overcome the pandemic.

The uncertainty to which the COVID-19 pandemic impacts the Company’s business, affects management’s judgment and assumptions resulted an immaterial influence at the end of 2020 and did not have influence in 2021 and 2022. COVID-19 also resulted in re-pricing of the Company’s existing Share-Based Compensations in March of 2020 (see also note 13a).